UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 13, 2026

Tejon Ranch Co.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-07183	77-0196136
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P. O. Box 1000, Lebec, California	93243
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code 661-248-3000

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2026 Annual Meeting of the Shareholders (the “Annual Meeting”) of Tejon Ranch Co. (the “Company”) was held on May 13, 2026. A quorum was present at the Annual Meeting. Proxies for the Annual Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, and there was no solicitation in opposition to the Board’s nominees. At the Annual Meeting, shareholders elected all director nominees and approved all proposals submitted for shareholder vote by the Board, including the advisory vote on named executive compensation, the ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2026, the proposal to adopt advance notice amendments to the Company’s Certificate of Incorporation, and the proposal amending the Certificate of Incorporation to grant shareholders the right to call a special meeting. The final results of voting for each matter submitted to a vote of shareholders at the Annual Meeting are set forth below.

Proposal 1

Election of Nine Directors

Voting results for the election of directors were as follows:

Nominees	For	Withhold	Broker Non-Votes
Steven A. Betts	21,315,196	856,383	2,611,423
Gregory S. Bielli	18,616,084	3,555,495	2,611,423
Andrew Dakos	21,216,629	954,950	2,611,423
Denise Gammon	21,566,632	604,947	2,611,423
Anthony L. Leggio	21,423,830	747,749	2,611,423
Jeffrey J. McCall	21,608,147	563,432	2,611,423
Norman J. Metcalfe	20,572,145	1,599,434	2,611,423
Eric H. Speron	21,666,070	505,509	2,611,423
Daniel R. Tisch	20,483,706	1,687,873	2,611,423

Accordingly, all nine of the Company’s nominees were elected to serve as directors of the Company until the 2027 Annual Meeting of Shareholders or until their respective successors are appointed, elected and qualified.

Proposal 2

Approval of Amendment to Our Certificate of Incorporation to Provide Certain Shareholders Special Meeting Rights

The voting results for the approval of the Company’s proposed amendment to its Certificate of Incorporation to provide certain shareholders special meeting rights were as follows:

For	Against	Abstain	Broker Non-Votes
21,119,546	650,004	402,029	2,611,423

Proposal 3

Approval of Amendment to the Certificate of Incorporation to Change the Advance Notice Requirements for Shareholder Action

The voting results for the approval of the Company’s proposed amendment to its Certificate of Incorporation to change the advance notice requirements for shareholder action were as follows:

For	Against	Abstain	Broker Non-Votes
19,453,704	2,657,015	60,860	2,611,423

Proposal 4

The Ratification of the Appointment of Independent Registered Public Accounting Firm

Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2026 fiscal year was approved by the following vote:

For	Against	Abstain
24,605,431	115,894	61,677

Proposal 5

Advisory Vote to Approve Executive Compensation

The Company’s executive compensation for our named executive officers, as described in the Proxy Statement, was approved on an advisory, non-binding basis, by the following vote:

For	Against	Abstain	Broker Non-Votes
20,112,826	1,796,845	261,908	2,611,423

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2026	TEJON RANCH CO.

	By:	/S/ MICHAEL R.W. HOUSTON
	Name:	Michael R.W. Houston
	Title:	Senior Vice President, General Counsel & Secretary